UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 30, 2009
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 30, 2009, the Board of Directors (the “Board”) of I-Flow Corporation (the “Company”) adopted amended and restated the bylaws of the Company (the “Bylaws”), as described below. The following descriptions of the amendments to the Bylaws approved by the Board are not intended to specify every amendment and are qualified in their entirety by the Bylaws’ full text, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Stockholder Meetings, Voting and Related Matters
The following are the material changes that were made to Article II of the Bylaws:

•	Section 2.04: Notice of Meetings. This section was amended to expressly permit electronic notice of stockholders meetings.

•	Section 2.10: Notice for Stockholder Nominees. This section was amended to require that stockholders intending to nominate a candidate for election as a director of the Company (a “Nominating Stockholder”) make additional disclosures regarding hedges, short positions and similar arrangements involving the Company’s securities. Additionally, this section was amended to require a Nominating Stockholder (or a representative) to appear at the stockholders meeting to make a nomination of a candidate for election, and to require a representation in the stockholder’s notice on whether the Nominating Stockholder intends to solicit proxies.

•	Section 2.11: Notice for Stockholder Business. This section was amended to require stockholders intending to propose business for consideration at an annual meeting of stockholders (a “Proposing Stockholder”) to make additional disclosures regarding hedges, short positions and similar arrangements involving the Company’s securities. Additionally, this section was amended to require a Proposing Stockholder (or a representative) to appear at the stockholders meeting to propose business for consideration by the stockholders, and to require a representation in the stockholder’s notice on whether the Proposing Stockholder intends to solicit proxies. This section was further amended to expressly provide that the advance notice provision does not apply to proposals required to be included in the Company’s proxy statement pursuant to Securities and Exchange Commission rules.
Other Matters
The following are the material changes that were made to Articles III – VII of the Bylaws:

•	Section 3.05: Vacancies. Consistent with the existing terms of the Company’s certificate of incorporation, this section was amended to provide that only directors may fill vacancies on the Board.

•	Section 3.10: Notice. This section was amended to expressly permit electronic notice of Board meetings.

•	Section 3.13: Removal of Directors. This section was amended to conform to the Company’s certificate of incorporation, which, consistent with the classification of the Board, provides that directors may be removed by stockholders only for cause.

•	Section 5.05: Loans to Employees and Officers. This section was deleted in its entirety.

•	Section 6.05: Fixing Date for Determination of Stockholders of Record. This section was amended to remove references to stockholder action by written consent because such action may not be taken under the Company’s certificate of incorporation.

•	Article VII: Indemnification. This article was revised to expressly provide that the indemnification rights of directors, officers, employees and agents under the Bylaws vest upon commencement of service, that these rights are contract rights, and that the Bylaws cannot be retroactively amended in ways that diminish those rights.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit
Number	Description of Exhibit

3.2	Bylaws of I-Flow Corporation, as amended and restated.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 3, 2009

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.2	Bylaws of I-Flow Corporation, as amended and restated.